UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 4, 2018

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On June 4, 2018, the Board of Directors of Ralph Lauren Corporation (the "Company") approved a restructuring plan associated with the Company's strategic objective of operating with discipline to drive sustainable growth (the "Fiscal 2019 Restructuring Plan"). The Fiscal 2019 Restructuring Plan includes the following restructuring-related activities: (i) the rightsizing and consolidation of the Company's global distribution network and corporate offices; (ii) targeted severance-related actions; and (iii) closure of certain of its stores and shop-within-shops. When substantially completed by the end of the Company's fiscal year ending March 30, 2019 ("Fiscal 2019"), these actions are expected to result in gross annualized expense savings of approximately $60 million to $80 million.

In connection with the Fiscal 2019 Restructuring Plan, the Company expects to incur total estimated charges of approximately $100 million to $150 million. These charges will be comprised of cash-related charges of approximately $70 million to $110 million, consisting primarily of severance and benefit costs and lease termination and closure costs, and non-cash charges of approximately $30 million to $40 million, consisting primarily of asset impairments and inventory-related charges.

Certain of the statements made above in this Item 2.05 contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual employee reductions, store closures, restructuring expenses, the timing of those actions and savings to be materially different from the estimated and anticipated employee reductions, store closures, restructuring expenses, the timing of those actions and savings expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond the Company's control. The following important factors could cause the estimated employee reductions, store closures, anticipated restructuring expenses, the timing of those actions and anticipated savings to differ: the Company's ability to implement and achieve operating enhancements and/or cost reductions of its restructuring plans, changes in economic or industry conditions, changes to the expected costs and charges associated with the Company's restructuring plans and other risks identified in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this report.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On June 7, 2018, the Company issued a press release announcing the Fiscal 2019 Restructuring Plan, an increase of its quarterly cash dividend from $0.50 to $0.625 per share and an expansion of the Company's share repurchase program by $1.0 billion for a total of $1.1 billion based on the remaining availability under the program at the end of Fiscal 2018.  The press release also announced a change in the Company's definition of comparable store sales as described further in Item 8.01 below.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, as previously announced, the Company will host an investor meeting in New York for registered participants today, June 7, 2018. At the event, the Company's President and Chief Executive Officer, Patrice Louvet, and other members of the Company's executive management team will provide an overview of the Company's strategic growth plan and key initiatives in addition to items discussed in this Form 8-K. The investor meeting will be webcast live on the Company's investor relations website at http://investor.ralphlauren.com from approximately 9:00 A.M. to 3:00 P.M. Eastern on June 7, 2018, and will be archived on the website for one year after the event. A copy of the Company's presentation materials used during the meeting will also be archived on the Company's investor relations website for one year after the event.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.

As announced by the Company on June 7, 2018, effective beginning the first quarter of its Fiscal 2019, the Company changed its definition of comparable store sales to provide a more relevant measure of performance and align with general retail industry practice. Under the new definition, comparable store sales refer to the change in sales of the Company's stores that have been open for at least 13 full fiscal months. Sales from the Company's digital commerce sites are also included within comparable sales for those geographies that have been serviced by the related site for at least 13 full fiscal months. Sales for stores or digital commerce sites that are closed or shut down during the year are excluded from the calculation of comparable store sales. Sales for stores that are either relocated, enlarged (as defined by gross square footage expansion of 25% or greater), or generally closed for 30 or more consecutive days for renovation are also excluded from the calculation of comparable store sales until such stores have been operating in their new location or in their newly renovated state for at least 13 full fiscal months.

The Company's previous definition of comparable store sales required a store or digital commerce site to be operational for one full fiscal year to be considered comparable and included in the calculation.

Exhibit 99.2 to this Form 8-K provides a recasting of comparable store sales data for the past three fiscal years under the Company's new definition.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	EXHIBIT NO.	DESCRIPTION
	99.1	Press Release, dated June 7, 2018
	99.2	Recasted Comparable Store Sales

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: June 7, 2018	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Financial Officer